UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549
                               FORM 8-K
                            CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report March 19, 2001
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                              ValCom, Inc.
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            (Name of Registrant as Specified In Its Charter)
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      Delaware                    0-28416                58-1700840
(State or other jurisdiction   (Commission             (IRS Employer
   of Incorporation)            File Number)          Identification)
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         26030 Avenue Hall Studio 5 - Valencia, California  91355
              ( Address of principal executive offices)   (Zip Code)

                                (661) 257-8000
           Registrant's telephone number, including area code
_______________________________________________________________________________

Items 1.) CHANGES IN CONTROL

     On February 12, 2001 approval was received and a closing date set for the completion of the Merger with Valencia Entertainment
International. As of March 6th, 2001 all items of the merger was completed.

Items 2.) ACQUISITION

     SBI's Board of Directors approved of, and a total of 4 stockholders owning 6,954,178 shares of the 12,324,878 shares of common stock outstanding as of August 31, 2000 have consented in writing to, the actions described below . Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of common stock and are sufficient under the Delaware General Corporation Law and SBI's By-Laws to approve the actions. Accordingly, the actions was approved and a closing date of February 12, 2001. An Information Statement has been furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.


    ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

     SBI's Board of Directors and the consenting stockholders have approved the acquisition of Valencia Entertainment International, LLC, a California limited liability company, who we refer hereinafter as "VEI", and the collateral actions that must be taken in order to consummate the
acquisition.   The merger is described below, and the full text of the
Agreement and Plan of Merger setting forth the terms and conditions is attached hereto as Exhibit A.

Summary Term Sheet
------------------
* VEI will merge with and into SBI's wholly owned subsidiary, Valencia Entertainment Acquisition Corporation, with VEI being the surviving limited liability company and becoming a wholly owned subsidiary of SBI.

* The following steps has occur pursuant to the merger:

1. SBI has issue 75,709,965 shares of Common Stock to the principals of VEI;
2. All of the outstanding membership interests in VEI has been issued to Valencia Entertainment Acquisition; and
3. All of the outstanding shares of capital stock of VAC has been cancelled.

* SBI's shares issued to the VEI principals will represent approximately 86% of the issued and outstanding shares of capital stock of SBI.
Existing stockholders of SBI will own collectively 14% of the outstanding shares of common stock after the merger. As a result of the Reorganization, current SBI stockholders will incur substantial dilution with respect to their voting interests.

* SBI has amend its certificate of incorporation to increase the number of its authorized shares of common stock from 40,000,000 to 100,000,000. SBI will not be able to issue the shares until the number of authorized shares of common stock is increased and an amendment to the certificate of incorporation is properly filed with the Secretary of State of Delaware.

* SBI has amend its certificate of incorporation to change its name to ValCom, Inc., and SBI will primarily focus on operating the business of VEI.

* Following the merger the Board of Directors of SBI will have 4 members consisting of 1 current director of the SBI and 3 members of VEI management. In addition, the executive officers of SBI will consist entirely of individuals who are current members of VEI management, with the exception of Ronald Foster, who has resigned as President and CEO and will assume the title and duties of Vice President of Business Development after the merger.

* SBI has also amend its certificate of incorporation to reflect a change in the par value of its Preferred Stock from $5.00 to $.001 per share. The purpose of the amendment is to reduce the annual franchise tax liability of SBI. Ronald Foster, the sole preferred stockholder, has consented to this action.

Items 7.) EXHIBITS

      A,B,C&D ATTACHED

                              SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, ValCom, Inc. has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated March 19, 2001                       ValCom, Inc
                                           By: /s/ Vince Vellardita
                                           ------------------------
                                           Vince Vellardita, Chairman

                            EXHIBIT A

                FORM OF AGREEMENT AND PLAN OF MERGER

                  AGREEMENT AND PLAN OF MERGER

                         by and between

         SBI Communications, Inc., a Delaware corporation

                               and

Valencia Entertainment Acquisition Corporation, a Delaware corporation on the one hand

                                and

              Valencia Entertainment International, LLC,
               a California limited liability company

                                and

                          Valencia Members

                          on the other hand

                   Dated as of  October 16, 2000

TABLE OF CONTENTS

PAGE

 AGREEMENT AND PLAN OF MERGER

 RECITALS

 AGREEMENT

 1.  THE MERGER

       1.1     Surviving Corporation; Effective Time
       1.2     Articles of Incorporation and Bylaws
       1.3     Directors...
       1.4     Conversion of Shares
       1.5     Fractional Shares
       1.6     Stock Certificates
 1.7 Closing

 2.   REPRESENTATIONS AND WARRANTIES OF VALENCIA
      AND THE VALENCIA MEMBERS

       2.1    Organization
       2.2    Capitalization of Valencia
       2.3    Subsidiaries and Investments
       2.4    Financial Statements
       2.5    Liabilities
       2.6    Absence of Material Changes
       2.7    Litigation
       2.8    Title to Assets
       2.9    Contracts and Undertakings
       2.10  Transactions with Affiliates, Managers and Members
       2.11  No Conflict
       2.12  Authority
       2.13  Compliance with Law
       2.14  Securities Laws
 2.15 Tax Matters
 2.16 Salaries
 2.17 Accrued Compensation
 2.18 Employee Benefit Plans
 2.19 Insurance
 2.20 No Broker

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY
     AND SUB

       3.1    Organization
       3.2    Capitalization of the Company
       3.3    Subsidiaries and Investments
       3.4    Liabilities
       3.5    Litigation
       3.6    Title to Assets
       3.7    Contracts and Undertakings
       3.8    Transactions with Affiliates, Directors and Stockholders
       3.9    No Conflict
       3.10  Authority
 3.11  Compliance with Law
 3.12 Tax Matters
 3.13 Salaries
 3.14 Accrued Compensation
 3.15 Employee Benefit Plans
 3.16 No Broker

4.   COVENANTS AND AGREEMENTS OF THE PARTIES
     EFFECTIVE PRIOR TO CLOSING

        4.1     Corporate Examinations and Investigations
        4.2     Cooperation; Consents
        4.3     Conduct of Business
        4.4     Litigation
        4.5     Notice of Default

5.    SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
      COVENANTS

6.    CONDITIONS TO CLOSING

       6.1    Conditions to Obligation of Valencia and Valencia Members

                 (a)  Representations and Warranties of Company to be True
                 (b)  No Legal Proceedings
                 (c)  Statutory Requirements
                 (d)  Stockholders Agreement
                 (e)  Officer's Certificate
                 (f) Legal Fees
                 (g) Certificate of Amendment Filed

 6.2    Conditions to Obligations of Company.
                (a) Representations and Warranties of Valencia and the Valencia Members to be True
                 (b)  No Legal Proceedings
                 (c)  Statutory Requirements
                 (d)  Employment Agreement
                 (e)  Certain Releases
                 (f) Stockholders Agreement
                 (g) Certain Other Conditions
                 (h)  Members' Certificate
                 (i)  Manager's Certificate
                 (j) Accounting and Auditing Fees
                 (k) Certificate of Amendment Filed

 7.    INDEMNIFICATION

        7.1    Indemnification by the Valencia Members
        7.2    Indemnification by the Company
        7.3    Computation of Losses
        7.4    Notice to Indemnifying Party
        7.5    Defense by Indemnifying Party

 8.    MISCELLANEOUS

        8.1    Further Assurances
        8.2    Expenses of Sale
        8.3    Use and Confidentiality
        8.4    Notices
        8.5    Parties in Interest
        8.6    Entire Agreement, Amendments
        8.7    Headings, Etc.
        8.8    Pronouns
        8.9  Counterparts
        8.10  Governing Law
        8.11  Attorneys' Fees

SCHEDULES

     Schedule 1.5         Conversion of Shares
      Schedule 2.5         Liabilities
      Schedule 2.7         Litigation
      Schedule 2.8         Title to Assets
      Schedule 2.9         Contracts and Undertakings
     Schedule 2.10       Transactions with Affiliates, Managers and
 Members
      Schedule 2.11       No Conflict
      Schedule 2.13       Compliance with Law
      Schedule 2.14       Legend
      Schedule 2.16       Salaries
      Schedule 2.17       Accrued Compensation
      Schedule 2.18       Employee Benefit Plans
      Schedule 3.3         Subsidiaries and Investments
      Schedule 3.4         Liabilities
      Schedule 3.6         Litigation
      Schedule 3.7         Title to Assets
      Schedule 3.8         Contracts and Undertakings
     Schedule 3.9         Transactions with Affiliates, Directors and
                          Stockholders
      Schedule 3.14       Salaries
      Schedule 3.15       Accrued Compensation
      Schedule 3.16       Employee Benefit Plans

EXHIBITS

 Exhibit A            California Certificate of Merger
 Exhibit B            Certificate of Amendment
 Exhibit C            Delaware Certificate of Merger
 Exhibit D            Articles of Organization
 Exhibit E            Operating Agreement
 Exhibit F            Stockholders Agreement
 Exhibit G            Employment Agreement


AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is dated as of October 16 2000, by and between SBI Communications, Inc., a Delaware corporation (the "Company"), and Valencia Entertainment Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Company ("Sub"), on the one hand; and Valencia Entertainment International, LLC, a California limited liability company ("Valencia"), and each of the members of Valencia set forth on the signature page hereto (collectively, the "Valencia Members"), on the other hand.

RECITALS

   A.The Company, Sub and Valencia have each determined to engage in the transactions contemplated hereby (collectively, the "Transaction") pursuant to which Sub will merge with and into Valencia, with Valencia being the surviving limited liability company (the "Merger"), and the outstanding membership interests of Valencia shall be converted into shares of the Company's common stock in the manner herein described;

   B.The respective Boards of Directors or members, as the case may be, of the Company, Sub and Valencia have each approved the Merger, the Transaction, this Agreement, and the California Certificate of Merger and the Delaware Certificate of Merger, both referred to in Section 1.1(b) hereof, and the Valencia Members and the Company, as the sole stockholder of Sub, have each approved the Merger, the Transaction, this Agreement, and the California Certificate of Merger and the Delaware Certificate of Merger, both referred to in Section 1.1(b) hereof, and the parties intend that this Agreement constitutes a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder; and

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in reliance upon the representations and warranties hereinafter set forth, the parties hereto hereby agree as follows:

   1.THE MERGER

  1.1SURVIVING ENTITY; EFFECTIVE TIME.

  (a)At the Closing (as hereinafter defined), subject to the terms and conditions of this Agreement, Sub shall be merged with and into Valencia in accordance with Sections 1113 and 17551 of the California Corporations Code (the "CCC"), whereupon the separate existence of Sub shall cease, and Valencia shall be the surviving limited liability company. It is intended by the parties hereto that the Transaction shall constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and the parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

  (b)Simultaneously with the Closing, Valencia and Sub shall file a Limited Liability Company Certificate of Merger (the "California
Certificate of Merger"), in the form attached hereto as Exhibit A, in the office of the Secretary of State of the State of California in accordance with the CCC. The Merger shall become effective at such time as the California Certificate of Merger is duly filed in California (the date of such filing being hereinafter referred to as the "Effective Date" and the time of such filing being hereinafter referred to as the "Effective Time"); provided, however, that the California Certificate of Merger shall not be filed until the Company has filed a Certificate of Amendment to the Certificate of Incorporation of the Company (the "Certificate of Amendment"), substantially in the form of Exhibit __ hereto, with the Delaware Secretary of State. On the Effective Date a certificate of merger (the "Delaware Certificate of Merger"), in the form attached hereto as Exhibit B, shall be filed with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law.
From and after the Effective Time, Valencia shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of both Valencia and Sub, as provided under the CCC.

  1.2ARTICLES OF ORGANIZATION AND OPERATING
AGREEMENT. The Articles of Organization and Operating Agreement of Valencia shall be amended and restated effective as of the Effective Time in the forms attached hereto as Exhibits ___ and ___, respectively.

  1.3DIRECTORS. From and after the Effective Time, until successors are duly elected and qualified in accordance with applicable law, the directors of the Company shall be the same directors of the Company who are in office immediately preceding the Effective Time.

   1.4OFFICERS. From and after the Effective Time, until successors are duly appointed and qualified in accordance with applicable law, the officers of the Company immediately after the Effective Time shall be the officers of Valencia.

  1.5CONVERSION OF SHARES. As of the Effective Time, by virtue of the Merger, automatically and without any action on the part of any holder thereof:

  (a)Each share of common stock, par value $0.01 per share, of Sub issued and outstanding immediately prior to the Effective Time shall be converted into a 0.1% fully paid and nonassessable membership interest of Valencia ("Valencia Membership Interest") and the Company shall be admitted as the sole member of Valencia.
  (b)Each Class A Valencia Membership Interest outstanding immediately prior to the Effective Time shall be converted into shares of the Company's common stock, par value $0.001 per share ("Company Shares"), at the rate of 378,549.82 Company Shares for each one percent (1%) Class A Valencia Membership Interest. Each Class B Valencia Membership Interest outstanding immediately prior to the Effective Time shall be converted into Company Shares, at the rate of 378,549.82
Company Shares for each one percent (1%) Class B Valencia
Membership Interest. Each Valencia Member shall be entitled to receive the number of Company Shares set forth on Schedule 1.5 attached hereto, and, collectively, the Valencia Members shall be entitled to receive an aggregate of 75,709,965 Company Shares.

  1.6FRACTIONAL SHARES. Fractional shares of the Company shall not be issued in connection with the Company Shares, but any fractional shares shall be rounded to the nearest whole share. No cash shall be issued in lieu of any fractional shares.

  1.7STOCK CERTIFICATES.

  (a)At the Effective Time, the Valencia Members shall each be entitled to receive one or more certificates representing the number of shares of Company Shares to which each such Valencia Member is entitled pursuant to the provisions of Section 1.5(b) hereof.

      (b)Each Valencia Membership Interest converted into
Company Shares shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, be cancelled and retired and cease to exist. As of the Effective Time, by virtue of the Transaction, each Valencia Member shall thereafter cease to possess any rights with respect to each such Valencia Membership Interest, except the right to receive the number of Company Shares as provided by
Section 1.5(b) hereof.
      (c)All Company Shares delivered to the Valencia
Members in respect of the Valencia Membership Interests in accordance with the terms of this Agreement shall be deemed to have been delivered in full satisfaction of all rights pertaining to such Valencia Membership Interests.

  1.8CLOSING. Subject to the satisfaction of the conditions precedent specified in Section 6 hereof, the closing of the Transaction shall take place at 11:00 a.m. (Los Angeles time) at the offices of Pollet & Richardson, a Law corporation, 10900 Wilshire Blvd., Los Angeles,
CA 90024, on or before ________, 2000 or on such other date as may be mutually agreed upon by the parties (the "Closing").

   2.REPRESENTATIONS AND WARRANTIES OF VALENCIA
AND THE VALENCIA MEMBERS

Valencia and the Valencia Members hereby represent and warrant to the Company as follows:

  2.1ORGANIZATION.

  (a)Valencia is a limited liability company, duly organized, validly existing, and in good standing under the laws of the State of California. Valencia has the power and authority to carry on its business as presently conducted; and Valencia is qualified to do business in all jurisdictions where the failure to be so qualified would have a material adverse effect on its business.

  (b)The copies of the charter documents of Valencia, including but not limited to the Articles of Organization and the Amended and Restated Operating Agreement of Valencia, heretofore furnished to the Company, are complete and correct copies thereof as amended and in effect immediately prior to the Effective Time.

  2.2CAPITALIZATION OF VALENCIA.

      (a)The capital structure of Valencia consists of Class A and Class B Membership Interests, and one hundred percent (100%) of such Class A and B Membership Interests are presently, and will be immediately prior to the Closing, issued and outstanding. All of the issued and outstanding Valencia Membership Interests are duly authorized, validly issued, fully paid and nonassessable and are free from any liens, claims, charges, security interests or other encumbrances. The Valencia Members are the sole beneficial and record owners of the Valencia Membership Interests, and such Valencia Members have as of the date hereof, and will have as of the Effective Time, the unqualified right to transfer and dispose of such Valencia Membership Interests.
  (b)There are no outstanding options, warrants or rights of any kind to acquire any membership interests, economic interests or other securities of Valencia, whether direct or indirect, derivative or otherwise.

  2.3SUBSIDIARIES AND INVESTMENTS.  Except as set forth in
Schedule 2.3 attached hereto, Valencia does not own any capital stock or have any interest of any kind whatsoever in any corporation, partnership, or other form of business organization.

  2.4FINANCIAL STATEMENTS. The reviewed balance sheets of Valencia as of September 30, 2000 and reviewed statements of operations and cash flows for the 9 months ended September30, 2000, the audited balance sheets of Valencia as of December 31, 1999 and audited statements of operations and cash flows for the 12 months ended December 31, 1999, and the audited balance sheets as of December 31, 1998 and audited statements of operations and cash flows for the 12 months ended December 31, 1998 (collectively, the "Valencia Financial Statements") (a) are complete and correct in all material respects, (b) were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated, and (c) fairly and accurately present the financial condition and results of operations of Valencia as of the relevant dates thereof and for the periods covered thereby.

  2.5LIABILITIES. All of the liabilities of any nature whatsoever, contingent or otherwise, of Valencia as of the date hereof are accurately described in detail and quantified (both individually and in the aggregate) in Schedule 2.5 attached hereto.

  2.6ABSENCE OF MATERIAL CHANGES.  Since December 31,
1999, there has not been:

  (a)any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of Valencia, except changes in the ordinary course of business which, individually and in the aggregate, have not had a material adverse effect on the business, operations, affairs or financial condition of Valencia or its properties or assets.

  (b)any redemption, purchase or other acquisition of any membership or economic interest of Valencia or the granting, issuance or execution of any rights, warrants, options or commitments by Valencia relating to any membership or economic interest of Valencia.

  2.7LITIGATION. Except as set forth on Schedule 2.7 attached hereto, there is no claim, proceeding, litigation or investigation, whether civil or criminal in nature, pending or threatened against Valencia or any of its affiliates in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of the Transaction and this Agreement.
Valencia is not subject to any order, judgment, decree, stipulation or consent or any agreement with any governmental body or agency that affects its business or operations.

  2.8TITLE TO ASSETS. Except as set forth on Schedule 2.8 attached hereto, Valencia has good and marketable title to all of the assets and properties now carried on its books including those reflected in the most recent balance sheet contained in the Valencia Financial Statements, free and clear of all liens, claims, charges, security interests or other encumbrances, except as described in the Valencia Financial Statements or arising thereafter in the ordinary course of business (none of which will be material).

  2.9CONTRACTS AND UNDERTAKINGS. Except as set forth on Schedule 2.9 attached hereto, Valencia has no contracts, agreements, leases, licenses, arrangements, commitments or other undertakings (collectively the "Valencia Contracts") to which it is a party or to which it or its property is subject. Except as set forth on such Schedule 2.9 attached hereto, Valencia is not in material default under any of the Valencia Contracts and no other party to any Valencia Contract is in default thereunder nor does there exist any condition or event which, after notice or lapse of time or both, would constitute a default by any party to any such Valencia Contract.

 2.10TRANSACTIONS WITH AFFILIATES, MANGAGERS AND
MEMBERS. Except as set forth on Schedule 2.10 attached hereto, there are no contracts, agreements, arrangements or other transactions between Valencia and any officer, manager or member of Valencia, or any corporation or other entity owned or controlled, directly or indirectly, by any such officer, manager or member, a member of any such officer, manager or member's family, or any affiliate of any such officer, manager or member.

 2.11NO CONFLICT. Except as set forth on Schedule 2.11 attached hereto, the execution and delivery of this Agreement and the consummation of the Transaction will not conflict with or result in a breach of any term or provision of, or constitute a default under, the charter documents of Valencia or any agreement, contract or instrument to which Valencia or any of the Valencia Members is a party or by which any of them or any of their respective assets are bound.

 2.12AUTHORITY. Valencia and each of the Valencia Members has full power and authority to enter into this Agreement and to carry out the Transaction. The execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized and approved by all of the Members and the Manager(s) of Valencia and no other corporate or other proceedings on the part of Valencia or the Valencia Members are necessary to authorize this Agreement and the Transaction.

 2.13COMPLIANCE WITH LAW.  Except as set forth on Schedule
2.13 attached hereto, Valencia has in all material respects complied with and it is now in all material respects in compliance with, all federal, state and local laws applicable to it. The Valencia Membership Interests were issued in compliance with all state and federal securities laws.

 2.14SECURITIES LAWS. The Valencia Members acknowledge that the Company Shares are not being registered under the Securities
Act of 1933, as amended (the "Securities Act"), on the ground that the offer and sale of the Company Shares are exempt from the registration provisions of Section 5 of the Securities Act pursuant to Section 4(2) thereof, as transactions by an issuer not involving any public offering, and/or may be deemed not to involve an offer or sale within the meaning of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder, and that the Company Shares may not be resold in any transaction subject to Section 5 of the Securities Act unless registered or an exemption from registration is available for such sale, and that the certificates representing the Company Shares will bear a legend to that effect, substantially in the form set forth on Schedule 2.14 attached hereto. Each of the Valencia Members is acquiring the Company Shares for investment purposes only and not with a view to distribution or resale thereof.

 2.15TAX MATTERS.

(i) Each of Valencia and the Valencia Members has filed or caused to be filed with the appropriate Federal, state, county, local and foreign governmental agencies or instrumentalities all tax returns and tax reports required to be filed, and all taxes, assessments, fees and other governmental charges in respect of Valencia have been fully paid when due (subject to any extensions filed).

     (ii) There is not pending nor, to the best knowledge of each of Valencia and the Valencia Members, is there any threatened Federal, state or local tax audit of the Valencia or any Valencia Member in respect of Valencia. There is no agreement with any Federal, state or local taxing authority by the Valencia or any Valencia Member that may affect the subsequent tax liabilities of Valencia.
     (iii) Without limiting the foregoing: (a) the Valencia Financial Statements include adequate provisions for all taxes, assessments, fees, penalties and governmental charges which have been or in the future may be assessed against Valencia or any Valencia Member in respect of Valencia with respect to the period ended September 30, 2000 and all periods prior thereto; and (b) neither Valencia nor any Valencia Member is, on the date hereof, liable for taxes, assessments, fees or governmental charges in respect of Valencia.
 2.16SALARIES. Schedule 2.16 attached hereto sets forth a true and complete list, as of the date of this Agreement, of all of the persons who are employed by Valencia, together with their compensation (including bonuses) for the calendar year ended December 31, 1999, and the rate of compensation (including bonus arrangements) currently being paid to each such employee.

 2.17ACCRUED COMPENSATION. Valencia does not have any outstanding liability for payment of wages, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions or contributions under any labor or employment contract, whether oral or written, or by reason of any past practices with respect to such employees based upon or accruing with respect to services of present or former employees of the Company or Sub, except as disclosed in Schedule 2.17 attached hereto.

 2.18EMPLOYEE BENEFIT PLANS. Valencia does not have any pension plan, profit sharing plan or employee's savings plan, and is not otherwise subject to any applicable provisions of the Employee
Retirement Income Security Act of 1974 ("ERISA") except as set forth on Schedule 2.18 attached hereto.

 2.19INSURANCE. Schedule 2.19 contains a description of each insurance policy maintained by Valencia (or which names Valencia as an additional insured) with respect to its properties, assets and business, or with respect to the life of the Manager or any officer of Valencia, and each such policy is presently in full force and effect. The Company is not in default with respect to any insurance policy maintained by it, and, to the Company's Knowledge, there is no default with respect to any insurance policy that names the Company as an additional insured.
 2.20NO BROKER. All negotiations relative to this Agreement and the Transaction have been carried on directly by Valencia and the Valencia Members with the Company without the intervention of any person on behalf of Valencia or any Valencia Member in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment.

   3.REPRESENTATIONS AND WARRANTIES OF THE
     COMPANY AND SUB

Each of the Company and Sub hereby represents and warrants, individually as to itself, to the Valencia Members as follows:

  3.1ORGANIZATION

      (a)Except as set forth on Schedule 3.1 attached hereto, each of the Company and Sub is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has the corporate power and authority to carry on its business as presently conducted, and is qualified to do business in all jurisdictions where the failure to be so qualified would have a material adverse effect on the business of the Company or Sub, as the case may be.
      (b)The copies of the Certificate of Incorporation of the Company and Sub, and the Bylaws of the Company and Sub heretofore furnished to Valencia are complete and correct copies of the Certificate of Incorporation and the Bylaws, as amended, of the Company and Sub as in effect on the date hereof.
  3.2CAPITALIZATION OF THE COMPANY.  Upon filing the
Certificate of Amendment, the authorized capital stock of the Company will consist of One Hundred Million (100,000,000) shares of common stock, par value $0.001 per share, of which Twelve Million Three
Hundred Twenty-Four Thousand Eight Hundred Seventy-Eight
(12,324,878) shares are issued and outstanding as of the date of the date hereof; and Ten Million (10,000,000) shares of Preferred Stock, par value, upon filing the Certificate of Amendment, $.001 per share, of which Sixty-Three Thousand (63,000) shares are issued and outstanding as of the date hereof. All of the issued and outstanding shares are duly authorized, validly issued, fully paid and non-assessable, and, at the Closing, the Company Shares will be duly authorized, validly issued, fully paid and non-assessable. Except for such outstanding shares, there are no outstanding shares of capital stock or other securities or other equity interests of the Company or options, warrants or rights of any kind to acquire such stock or other securities of the Company.

  3.3SUBSIDIARIES AND INVESTMENTS. Except as set forth on Schedule 3.3 attached hereto, the Company does not own directly or indirectly, any capital stock or have any interest in any corporation, partnership or other form of business organization.

  3.4LIABILITIES. Except as set forth on Schedule 3.4 attached hereto or otherwise contemplated in this Agreement, the liabilities of the Company will not exceed __ as of the Closing. As used herein, liabilities shall mean liabilities of any nature whatsoever, contingent or otherwise.

  3.5LITIGATION. Except as set forth on Schedule 3.5 attached hereto, there is no litigation, proceeding or investigation pending or, to the knowledge of the Company or Sub, as the case may be, threatened against the Company or Sub, as the case may be, affecting any of its properties or assets that might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or financial condition of the Company or Sub, as the case may be, or their respective properties or assets, or that might call into question the validity of this Agreement, or any action taken or to be taken pursuant hereto.

  3.6TITLE TO ASSETS. Except as set forth on Schedule 3.6 attached hereto, each of the Company and Sub has good and marketable title to all of its assets and properties now carried on its books including those reflected in the balance sheet contained in the Company Financial Statements, free and clear of all liens, claims, charges, security interests or other encumbrances, except as described in the Company Financial Statements or arising thereafter in the ordinary course of business (none of which will be material).

  3.7CONTRACTS AND UNDERTAKINGS. Except as set forth on Schedule 3.7 attached hereto, the Company or Sub, as the case may be, has no contracts, agreements, leases, licenses, arrangements, commitments or other undertakings (collectively, the "Company
Contracts") to which the Company or Sub, as the case may be, is a party or to which it or its property is subject. Except as set forth on Schedule
3.7 attached hereto, the Company or Sub, as the case may be, is not in material default, or alleged to be in material default, under any Company Contract and, to the knowledge of the Company or Sub, as the case may be, no other party to any Company Contract to which the Company or Sub, as the case may be, is a party is in default thereunder nor, to the knowledge of the Company or Sub, as the case may be, does there exist any condition or event which, after notice or lapse of time or both, would constitute a default by any party to any such Company Contracts.

  3.8TRANSACTIONS WITH AFFILIATES, DIRECTORS AND
STOCKHOLDERS. Except as set forth on Schedule 3.8 attached hereto, there are no contracts, agreements, arrangements or other transactions between the Company or Sub, as the case may be, and any officer, director, or 5% stockholder, a member of any such officer, director or 5% stockholder's family, or any affiliate of any such officer, director or 5% stockholder.

  3.9NO CONFLICT. The execution and delivery of this Agreement and the consummation of the Transaction will not conflict with or result in a breach of any term or provision of, or constitute a default under, the Certificate of Incorporation or Bylaws of the Company or Sub, as the case may be, or any agreement, contract or instrument to which the Company or Sub, as the case may be, is a party or by which it or any of their respective assets are bound.

 3.10AUTHORITY. Each of the Company and Sub has full power and authority to enter into this Agreement and to carry out the Transaction. The execution and delivery of this Agreement, the consummation of the Transactions and the issuance of the Company
Shares in accordance with the terms hereof, have been duly authorized and approved by the Board of Directors of the Company and Sub and no other corporate proceedings on the part of the Company or Sub are necessary to authorize this Agreement, the Transaction and the issuance of the Company Shares in accordance with the terms hereof.

 3.11COMPLIANCE WITH LAW. To the knowledge of Company or Sub, as the case may be, each of the Company and Sub has in all material respects complied with and it is now in all material respects in compliance with, all Federal, State and local laws applicable to the Company or Sub, as the case may be. Except for the issuance of the Company Shares to the Valencia Members hereunder, all outstanding securities have been issued in full compliance in all material respects with all state and federal securities laws. The securities filings of the Company contain no material misstatement or fail to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

 3.12TAX MATTERS.

(i) Except as to taxes contested in good faith, each of the Company and Sub has filed or caused to be filed with the appropriate Federal, state, county, local and foreign governmental agencies or instrumentalities all tax returns and tax reports required to be filed, and all taxes, assessments, fees and other governmental charges have been fully paid when due (subject to any extensions filed).

     (ii) There is not pending nor, to the best knowledge of each of the Company and Sub, is there any threatened Federal, state or local tax audit of the Company or Sub. There is no agreement with any Federal, state or local taxing authority by the Company or Sub that may affect the subsequent tax liabilities of Valencia.
(iii) Without limiting the foregoing: (a) the Company Financial
Statements include adequate provisions for all taxes, assessments, fees, penalties and governmental charges which have been or in the future may be assessed against the Company or Sub with respect to the period then ended and all periods prior thereto; and (b) neither the Company nor Sub is, on the date hereof, liable for taxes, assessments, fees or governmental charges.

 3.13SALARIES. Schedule 3.13 attached hereto sets forth a true and complete list, as of the date of this Agreement, of all of the persons who are employed by the Company and Sub, together with their compensation (including bonuses) for the calendar year ended December 31, 1999, and the rate of compensation (including bonus arrangements) currently being paid to each such employee.

 3.14ACCRUED COMPENSATION. The Company and Sub do not have any outstanding liability for payment of wages, vacation pay
(whether accrued or otherwise), salaries, bonuses, pensions or contributions under any labor or employment contract, whether oral or written, or by reason of any past practices with respect to such employees based upon or accruing with respect to services of present or former employees of the Company or Sub, except as disclosed in Schedule 3.14 attached hereto.

 3.15EMPLOYEE BENEFIT PLANS. The Company and Sub do not have any pension plan, profit sharing plan or employee's savings plan, and neither is otherwise subject to any applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") except as set forth on Schedule 3.15 attached hereto.

 3.16NO BROKER. All negotiations relative to this Agreement and the Transaction have been carried on directly by the Company and Sub with Valencia and the Valencia Members without the intervention of any person on behalf of the Company or Sub in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment.

   4.COVENANTS AND AGREEMENTS OF THE PARTIES
EFFECTIVE PRIOR TO CLOSING

  4.1CORPORATE EXAMINATIONS AND INVESTIGATIONS.
Prior to the Closing, each party shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of the Company, Sub and Valencia as each party may request. In order that each party may have the full opportunity to do so, the Company, Sub, each of the Valencia Members and Valencia shall furnish each party and its representatives during such period with all such information concerning the affairs of the Company, Sub or Valencia as each party or its representatives may reasonably request and cause the Company, Sub or Valencia and their respective officers, managers, employees, consultants, agents, accountants and attorneys to cooperate fully with each party's representatives in connection with such review and examination and to make full disclosure of all information and documents requested by each party and/or its representatives. Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at each party's premises, with copies thereof to be provided to each party and/or its representatives upon request.

  4.2COOPERATION; CONSENTS. Prior to the Closing, each party shall cooperate with the other parties to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the Transaction and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

  4.3CONDUCT OF BUSINESS. Subject to the provisions hereof, from the date hereof through the Closing, each party hereto shall (i) conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing and (ii) not enter into any material transactions or incur any material liability not required or specifically contemplated hereby, without first obtaining the written consent of the Company and Sub on the one hand and Valencia on the other hand. Without the prior written consent of the Company, Sub and Valencia, except as required or specifically contemplated hereby, each party shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue in any material respect as of the Closing.

  4.4LITIGATION. From the date hereof through the Closing, each party hereto shall promptly notify the representative of the other parties (Valencia shall represent itself and the Valencia Members and the Company shall represent itself and Sub) of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of such party or any of its subsidiaries.

  4.5NOTICE OF DEFAULT. From the date hereof through the Closing, each party hereto shall give to the representative of the other parties (Valencia shall represent itself and the Valencia Members and the Company shall represent itself and Sub) prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party's representations or warranties herein.

   5.SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
COVENANTS.

All representations, warranties and covenants of the parties hereto contained herein shall survive the consummation of the Transaction and remain in full force and effect until the expiration of the applicable statute of limitations except (a) Sections 2.4 and 3.4 hereof which shall not survive the Closing and (b) Section 2.5 hereof which shall remain in full force and effect for a period of one year from the Closing.

   6.CONDITIONS TO CLOSING

  6.1CONDITIONS TO OBLIGATION OF VALENCIA AND
VALENCIA MEMBERS.  The obligations of Valencia and the Valencia
Members under this Agreement shall be subject to each of the following conditions:

      (a)REPRESENTATIONS AND WARRANTIES OF
COMPANY TO BE TRUE. The representations and warranties of the Company and Sub, as the case may be, herein contained shall be true in all material respects at the Closing with the same effect as though made at such time, except to the extent they expressly relate to an earlier date. The Company and Sub, as the case may be, shall have performed in all material respects all obligations and complied in all material respects, to their respective actual knowledge, with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing.

      (b)NO LEGAL PROCEEDINGS. No injunction or restraining order shall be in effect prohibiting this Agreement, and no action or proceeding shall have been instituted and, at what would otherwise have been the Closing, remain pending before the court to restrain or prohibit the Transaction.

      (c)STATUTORY REQUIREMENTS. All statutory requirements for the valid consummation by the Company or Sub, as the case may be, of the Transaction shall have been fulfilled. All authorizations, consents and approvals of all governments and other persons required to be obtained by Company and Sub in order to permit consummation by the Company or Sub, as the case may be, of the Transaction shall have been obtained except as to any authorization, consents and approvals that may be required for the issuance of the Company Shares to the Valencia Members hereunder.

  (d)STOCKHOLDERS AGREEMENT.  The Company and the
Valencia Members shall have entered into a stockholders agreement substantially in form of Exhibit F attached hereto (the "Stockholders Agreement").

  (e)OFFICER'S CERTIFICATE. The Company shall have delivered to Valencia and the Valencia Members, an officer's certificate to Valencia and the Valencia Members, in form and substance reasonably satisfactory to Valencia and the Valencia Members, as to the satisfaction of the foregoing conditions.

  (f)CERTIFICATE OF AMENDMENT FILED. The Company shall have filed the Certificate of Amendment with the Delaware
Secretary of State.

  6.2CONDITIONS TO OBLIGATIONS OF COMPANY. The obligation of the Company and Sub under this Agreement shall be subject to the following conditions:

      (a)REPRESENTATIONS AND WARRANTIES OF
VALENCIA AND THE VALENCIA MEMBERS TO BE TRUE. The representations and warranties of Valencia and the Valencia Members herein contained shall be true in all material respects as of the Closing and shall have the same effect as though made at such time, except to the extent they expressly relate to an earlier date. Valencia and the Valencia Members shall have performed in all material respects all obligations and complied in all material respects, with all covenants and conditions required by this Agreement to be performed or complied with by them prior to the Closing.

  (b)NO LEGAL PROCEEDINGS. No injunction or restraining order shall be in effect, and no action or proceeding shall have been instituted and, at what would otherwise have been the Closing, remain pending before the court to restrain or prohibit the Transaction.

      (c)STATUTORY REQUIREMENTS. All statutory requirements for the valid consummation by Valencia and the Valencia Members of the Transaction shall have been fulfilled. All authorizations, consents and approvals of all governments and other persons required to be obtained by Valencia and the Valencia Members in order to permit consummation by Valencia and the Valencia Members of the Transaction shall have been obtained.
      (d)EMPLOYMENT AGREEMENT. The Company shall have entered into an employment agreement with Ronald Foster substantially in the form of Exhibit G attached hereto.
  (e)CERTAIN RELEASES. Each Valencia Member shall have delivered to the Company and Valencia, an acknowledgment and release, in form and substance reasonably satisfactory to the Company, acknowledging that Valencia has no liabilities, debts or obligations of any nature whatsoever to such Valencia Member, and fully and forever releasing the Company and Valencia in respect thereof.

  (f)STOCKHOLDERS AGREEMENT.  The Company and the
Valencia Members shall have entered into a stockholders agreement substantially in form of Exhibit F attached hereto.

  (g)CERTAIN OTHER CONDITIONS. The conditions contemplated by Sections 6.1(c), 6.1(d) and 6.1(f) hereof shall have been satisfied.

  (h)MEMBERS' CERTIFICATE. The Valencia Members shall have delivered to the Company a certificate as to good title to the Valencia Membership Interests owned by them and as to their waiver of appraisal rights available under the CCC in respect of the Merger.

  (i)MANAGER'S CERTIFICATE. Valencia shall have delivered to the Company a manager's certificate in form and substance reasonably satisfactory to the Company, as to the satisfaction of the foregoing conditions.

      (j)ACCOUNTING AND AUDITING FEES. Subject to the billing statements having been submitted to Valencia for advance review, Jay J. Shapiro, APC, shall have confirmed in writing that all sums payable for services rendered through the Closing Date, to the extent billed, have been paid in full.

      (k)CERTIFICATE OF AMENDMENT FILED.
The Company shall have filed the Certificate of Amendment with the Delaware Secretary of State.

   7.INDEMNIFICATION.

  7.1INDEMNIFICATION BY THE VALENCIA MEMBERS.
Provided the Company's claim therefor is instituted by written notice within the time period specified in Section 5 hereof, except that notice shall be deemed to have been given for the disputes referred to in
Schedule 2.5 attached hereto, the Valencia Members shall, jointly and severally, indemnify, defend and hold harmless and in all respects make whole the Company, its officers, directors, employees and agents and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all claims, demands, liabilities, damages, judgments and payments, including reasonable attorneys' fees ("Losses"), which may be incurred or suffered by the Company or to which it may be subject, which may arise out of or result from (i) any breach of or exist in violation of any representation, warranty, covenant or agreement of Valencia and the Valencia Members contained in this Agreement, or (ii) the disputes referred to in Schedule 2.5 attached hereto.

  7.2INDEMNIFICATION BY THE COMPANY. Provided the claim therefor is instituted by written notice within the time period specified in Section 5 hereof, the Company shall indemnify, defend and hold harmless and in all respect make whole the Valencia Members from and against any Losses which may be incurred or suffered by any such party or to which any such party may be subject, which may arise out of or result from any breach of or exist in violation of any representation, warranty, covenant or agreement of the Company or Sub, as the case may be, contained in this Agreement.

  7.3COMPUTATION OF LOSSES. For purposes of calculating any Losses suffered by an indemnified party pursuant to Sections 7.1 or
7.2 hereof, the amount of the Losses suffered by the indemnified party shall be the net amount of damage so suffered after giving effect to any insurance proceeds recovered with respect to such matter.

  7.4NOTICE TO INDEMNIFYING PARTY.  If any party (the
"Indemnified Party") receives notice of any claim or other commencement of any action or proceeding with respect to which any other party (or parties) (the "Indemnifying Party") is obligated to provide indemnification pursuant to Sections 7.1 or 7.2 hereof, the Indemnified Party shall promptly give the Indemnifying Party written notice thereof which notice shall specify, if known, the amount or an estimate of the amount of the Losses arising therefrom. Such notice shall be a condition precedent to any liability of the Indemnifying Party for indemnification hereunder. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder, without the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld or delayed) unless suit shall have been instituted against it and the Indemnifying Party shall not have taken control of such suit after notification thereof as provided in Section
7.5 hereof.

  7.5DEFENSE BY INDEMNIFYING PARTY. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, the Indemnifying Party at its sole cost and expense shall assume the defense of any such claim or legal proceeding using counsel of its choice (subject to the approval of the Indemnified Party, which approval may not be unreasonably withheld or delayed). The
Indemnified Party shall be entitled to participate in the defense of any such action, with its counsel and at its own expense; provided, however, that if the Indemnified Party, in its sole reasonable discretion, determines that there exists a conflict of interest between the Indemnifying Party (or any constituent party thereof) and the Indemnified Party or that the Indemnifying Party does not have sufficient financial resources to fully defend the proceeding or to pay the claim or judgment, the Indemnified
Party (or any constituent party thereof) shall have the right to engage separate counsel, the reasonable costs and expenses of which shall be paid by the Indemnifying Party, but in no event shall the Indemnifying
Party be liable for the costs and expenses of more than one such separate counsel. If the Indemnifying Party does not assume the defense of any such claim or litigation resulting therefrom, the Indemnified Party may defend against such claim or litigation, after giving notice of the same to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate, and the Indemnifying Party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense.

   8.MISCELLANEOUS

  8.1FURTHER ASSURANCES. From time to time, at another party's request and without further consideration, each of the parties will execute and deliver to the requesting party such documents and take such action as such other party may reasonably request in order to consummate more effectively the Transaction.

  8.2EXPENSES OF SALE. Except as otherwise provided herein, whether or not the Transaction is consummated, each party shall bear its direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation and performance of the Transaction. Without limitation, such expenses shall include the fees and expenses of all attorneys, brokers, investment bankers, accountants, agents and finders and other professionals incurred in connection herewith, acting on behalf of such party. The parties shall indemnify each other against any claims, costs, losses, expenses or liabilities arising from any claim of commissions, broker's fees, finder's fees or other compensation in connection with the Transaction which may be asserted by any person based on any agreement or arrangement for payment by the other party.

  8.3USE AND CONFIDENTIALITY. All of the information, records, books, and data to which the parties are given access as set forth herein shall be used by the parties solely for the purpose of confirming the representations and warranties set forth herein. Subject to any obligation to comply with (i) any law (ii) any rule or regulation of any authority or securities exchange or (iii) any subpoena or other legal process to make information available to the persons entitled thereto, whether or not the Transaction shall be concluded, all information obtained by any party about the other, and all of the terms and conditions of this Agreement, shall be kept in confidence by each party, and each party shall cause its stockholders, directors, trustees, officers, employees, agents and attorneys to hold such information confidential. Such confidentiality shall be maintained to the same degree as such party maintains its own confidential information and shall be maintained until such time, if any, as any such data or information either is, or becomes, published or a matter of public knowledge; provided, however, that the foregoing shall not apply to any information obtained by either party through its own independent investigations of the other party or received by such party from a third party not under any obligation to keep such information confidential nor to any information obtained by such party which is generally known to others engaged in the trade or business; and provided, further, that, from and after the Closing, such party shall be under no obligation to maintain confidential any such information concerning the other party. If this Agreement shall be terminated for any reason, each party shall return or cause to be returned to the other all written data, information, files, records and copies of documents, worksheets and other materials obtained by such party in connection with the Transaction.

  8.4NOTICES. All notices, requests and other communications hereunder shall be in writing and shall be delivered by courier or other means of personal service (including by means of a nationally recognized courier service or professional messenger service), or sent by telex or telecopy or mailed first class, postage prepaid, by certified mail, return receipt requested, or by Federal Express or other reputable overnight delivery service, in all cases, addressed:

TO VALENCIA OR VALENCIA MEMBERS:
   26030 Avenue Hall
   Studio 5
   Valencia CA 91355
Tel: 661-257-8000
Fax: 661-257-1780
Attention:  Vince Vellardita


TO THE COMPANY:

SBI Communications, Inc.
26030 Avenue Hall Studio 5
Valencia, CA 91355
Tel:  661-257-8000
Fax:  661-257-1780
Attention:  Ronald Foster

WITH A COPY TO:

Pollet & Richardson
10900 Wilshire Boulevard
Los Angeles, California  90024
Tel:  310-208-1182
Fax:  310-208-1154
Attention:  Nimish Patel, Esq.

All notices, requests and other communications shall be deemed given on the date of actual receipt or delivery as evidenced by written receipt, acknowledgment or other evidence of actual receipt or delivery to the address. In case of service by telecopy, a copy of such notice shall be personally delivered or sent by registered or certified mail, in the manner set forth above, within three (3) business days thereafter. Either party hereto may from time to time by notice in writing served as set forth above designate a different address or a different or additional person to which all such notices or communications thereafter are to be given.

  8.5PARTIES IN INTEREST. Except as otherwise expressly provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors and assigns of the parties hereto; provided, however, that no assignment or transfer by any party of this Agreement or its rights or obligations hereunder shall occur without the prior written consent of the other parties hereto.

  8.6ENTIRE AGREEMENT, AMENDMENTS. This Agreement, including the Schedules, Exhibits and other documents and writings referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire understanding of the parties with respect to this subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties or their respective permitted successors or assigns.

  8.7HEADINGS, ETC. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

  8.8PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

  8.9COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

 8.10GOVERNING LAW. This Agreement shall be governed by the laws of the State of California.

 8.11ATTORNEYS' FEES. If any legal action or other proceeding is brought for the enforcement of this Agreement or because of any dispute, breach, default or claim hereunder, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs it incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

EXHIBIT B

           WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS OF
            SBI COMMUNICATIONS, INC. IN LIEU OF MEETING

     The undersigned, being the holders of at least a majority of the outstanding capital stock of SBI Communications, Inc., a Delaware corporation (the "Corporation"), acting pursuant to authority granted by the Bylaws of the Corporation and Section 228(a) of the General
Corporation Law of the State of Delaware, do hereby adopt the following resolutions by written consent as of October 16, 2000:

AMENDMENTS TO CERTIFICATE OF INCORPORATION

WHEREAS, it is proposed by the Corporation's Board of Directors that the Corporation enter into an Agreement and Plan of Merger (the "Merger Agreement"), by and between the Corporation and Valencia Entertainment Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Corporation ("VAC"), on the one hand, and Valencia Entertainment International, LLC, a California limited liability company ("Valencia"), and its members, on the other hand, whereby VAC would be merged with and into Valencia, with Valencia being the surviving limited liability company (the "Merger");

WHEREAS, it is deemed to be in the best interests of the Corporation and its stockholders that VAC be merged with and into Valencia, with Valencia as the surviving limited liability company;

WHEREAS, pursuant to the Merger, it is proposed that the name of the Corporation be changed to ValCom, Inc;

WHEREAS, in order effectuate the terms of the Merger, it is deemed to be in the best interests of the Corporation and its stockholders to amend the Corporation's Certificate of Incorporation to increase the Corporation's aggregate number of authorized shares of common stock;

WHEREAS, it is deemed to be in the best interests of the Corporation and its stockholders to decrease the par value of the Corporation's Preferred Stock, from $5.00 to $0.001 per share;

NOW, THEREFORE, BE IT RESOLVED, that, effective upon the filing with the Delaware Secretary of State of a Certificate of Amendment to the Certificate of Incorporation of the Corporation (the "Certificate of Amendment"), the article numbered FIRST of the Corporation's
Certificate of Incorporation be, and hereby is, amended in its entirety to read as follows:

"The name of the Corporation (hereinafter called the "Corporation") is

                          ValCom, Inc."

RESOLVED FURTHER, that, effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State, the article numbered FOURTH of the Corporation's Certificate of Incorporation be, and hereby is, amended in its entirety to read as follows:

"The total number of shares of stock which the Corporation shall have authority to issue is 110,000,000 shares, of which 10,000,000 shares shall be Preferred Stock of the par value of $0.001 each (hereinafter called "Preferred Stock") and 100,000,000 shares shall be Common Stock of the par value of $0.001 each (hereinafter called "Common Stock")."

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to file the Certificate of Amendment with the Delaware Secretary of State in order to effectuate the foregoing resolutions;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and deliver any and all certificates, instruments and other documents, and to take such further actions as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions.

ELECTION OF DIRECTORS

WHEREAS, it is deemed to be in the best interests of the Corporation and its stockholders that, effective upon the consummation of the Merger, the Corporation elect four (4) directors to serve as the Corporation's Board of Directors for the ensuing year until their successors are duly elected or qualified;

NOW, THEREFORE, BE IT RESOLVED, that, effective upon the consummation of the Merger, the following individuals be, and hereby are, duly appointed and qualified to serve as the members of the Corporation's Board of Directors until their successors are duly elected or qualified:

Ronald Foster
Vincent Vellardita
David Weiner
Stephen A. Webber

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and deliver any and all certificates, instruments and other documents, and to take such further actions as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions.

REVIEW OF BUSINESS

WHEREAS, the undersigned stockholders have reviewed all actions taken by the officers and directors of the Corporation since the last annual meeting of the stockholders of the Corporation;

NOW, THEREFORE, BE IT RESOLVED, that any action or actions heretofore taken by any officer or director of the Corporation for and on behalf of the Corporation since the last annual meeting of stockholders be, and hereby are, ratified and approved as the actions of the Corporation.

     This Written Consent shall be added to the records of the Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held.

This Written Consent may be executed in counterparts with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.



   Shareholder SignatureShares Beneficially Owned

     /s/ Ronald Foster   4,154,178

     /s/ Larry Cahill    1,000,000

    /s/ Michael Graham   1,000,000

     /s/ Peter Papas       800,000
as trustee for the Peter Papas Trust

EXHIBIT C
THE NAMED AMENDMENT

     RESOLVED, that the First Article of the Certificate of Incorporation of the Corporation be amended to read in its entirety as follows:

      FIRST:The name of the Corporation (hereinafter called the "Corporation") is:

     ValCom, Inc.

*    *   *   *

EXHIBIT D
THE PAR VALUE AND AUTHORIZED SHARE AMENDMENT


     RESOLVED FURTHER, that the fourth Article of the Certificate of Incorporation of the Corporation be amended to read in its entirety as follows:

     FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 110,000,000 shares, of which 10,000,000 shares shall be Preferred Stock of the par value of $.001 each (hereinafter called "Preferred Stock") and 100,000,000 shares shall be Common stock of the par value of $.001 each (hereinafter called the "Common Stock").